UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 24, 2017

HUBILU VENTURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-204347	47-3342387
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File number)	Identification No.)

205 South Beverly Drive, Suite 205, Beverly Hills, CA 90212

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (310) 387-7887

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

201 Santa Monica Blvd., Suite 300

Santa Monica, CA 90401-2224

Phone: (310) 576-4758

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Independent Certifying Accountant

Effective January 24, 2017, Anton & Chia, LLP (“Anton”) was dismissed as the Company’s independent registered public accounting firm. The Company’s Board of Directors approved the dismissal of Anton as the independent registered public accounting firm.

The reports of Anton regarding the Company’s financial statements for the fiscal year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Anton on the Company’s financial statements for fiscal year ended December 31, 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern. Furthermore, Anton informed us in a letter dated March 28, 2016, that our lack of an audit committee, lack of segregation of duties and our ineffective controls over period end financial disclosure and reporting processes resulted in deficiencies that they believe to be material weaknesses.

Anton was engaged on April 22, 2015. During the period from April 22, 2015, until the date of dismissal, (i) there were no disagreements with Anton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton would have caused it to make reference to such disagreement in its reports should they have been issued; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Anton with a copy of the foregoing disclosures and requested that Anton furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Certifying Accountant

Effective January 24, 2017, the Board of Directors of the Company engaged Dale Matheson Carr-Hilton Labonte LLP (“DMCL”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2016.

During the Company’s last fiscal year and through the interim periods preceding the engagement of DMCL, the Company (a) has not engaged DMCL as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with DMCL regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by DMCL concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

 ITEM 9.01 EXHIBITS

16.1 Letter from Anton & Chia LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

HUBILU VENTURE CORPORATION

Date: January 30, 2017

/s/ David Behrend
David Behrend
Chief Executive Officer